United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-3385

(Investment Company Act File Number)

Federated MDT Large Cap Value Fund

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 10/31/17

Date of Reporting Period: 10/31/17

Item 1.	Reports to Stockholders

Annual Shareholder Report
October 31, 2017
Share Class | Ticker	A | FSTRX	Institutional | FMSTX	Service | FSTKX	R6 | FSTLX

Federated MDT Large Cap Value Fund
(formerly, Federated MDT Stock Trust)
Fund Established 1982

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2016 through October 31, 2017. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated MDT Large Cap Value Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2017, was 18.08% for the Class A Shares, 18.32% for the Institutional Shares, 18.06% for the Service Shares and 18.40% for the Class R6 Shares. The total return of the Russell 1000® Value Index (R1000V),1 the Fund's broad-based securities market index, was 17.78% for the same period. The total return of the Morningstar Large Value Funds Average (MLVFA),2 a peer group average for the Fund, was 19.35% for the same period. The Fund's and MLVFA's total returns for the most recently completed reporting period reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R1000V.
During the reporting period, the Fund's investment strategy focused on stock selection, which was the most significant factor affecting the Fund's performance relative to the R1000V during the period.
The following discussion will focus on the performance of the Fund's R6 Shares.
Market Overview
During the reporting period, the most significant feature of the market was the continued run of growth stocks ahead of value stocks. The performance of the Russell 3000® Index3 (R3000) was strong and returned 23.98% during the reporting period. Within the R3000, the Russell 3000® Growth Index4 returned 29.80%, while the Russell 3000® Value Index5 returned 18.30%. There was less difference by capitalization range: the mega-cap Russell Top 200® Index6 returned 24.69%, the Russell Midcap® Index returned 21.09%,7 and the small-cap Russell 2000® Index8 returned 27.85%. While the market was strong overall, the strength in the R3000 was concentrated in the technology stocks–Apple, Microsoft, Amazon, Facebook and NVIDIA all had a strong year.
The best-performing sector in the R1000V during the reporting period was Financials (36.05%), which benefited from a popular expectation of reduced financial regulation after the 2016 presidential election. The Materials (30.26%) and Information Technology (27.59%) sectors were the second- and third-best performing sectors. Underperforming sectors during the same period included Telecommunications Services (-2.83%), Energy (2.18%) and Consumer Staples (3.65%).
Annual Shareholder Report

STOCK SELECTION
Stock selection was the most important reason that the Fund outperformed the R1000V during the reporting period. The Fund chooses its holdings based on combinations of fundamental and technical factors. As described above, the R3000 was largely driven by growth stocks. In the R1000V, it is usually the value stocks with the strongest growth characteristics that outperform in this type of market environment. Instead, the stocks that outperformed in the large-cap value universe were classic value picks which we held primarily for their strong combinations of our value factors–structural earnings (our measure of the repeatability of a company's earnings stream), tangible book to price and earnings to price.
Looking at the Fund's performance on a sector basis, the three sectors that contributed the most favorably were Industrials, Health Care and Real Estate. The most significant offsets to that performance came from the Consumer Staples, Consumer Discretionary and Telecommunications Services sectors. As the Fund is roughly sector-neutral, almost all of the contributions in these sectors were driven by favorable or unfavorable stock selection based on fundamental and technical factors rather than by sector selection. The only instance of significantly favorable sector selection was in the Real Estate sector: the Fund has not invested in REITs and is therefore underweight Real Estate, and that sector underperformed.
Individual stocks enhancing the Fund's performance included HP Inc., SunTrust Banks Inc. and Prudential Financial Inc. These stocks all outperformed in the reporting period and were overweighted relative to the R1000V. Individual stocks negatively affecting Fund performance versus the R1000V included Berkshire Hathaway Inc., Wells Fargo & Company and SCANA Corporation. The first two outperformed the benchmark and were not held by the Fund, and the last underperformed and was overweighted by the Fund.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the R1000V.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MLVFA.
3	The R3000 measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The R3000 is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.*
4	The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
Annual Shareholder Report

5	The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
6	The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
7	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
8	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Large Cap Value Fund, formerly (Federated MDT Stock Trust) (the “Fund”) from October 31, 2007 to October 31, 2017, compared to the Russell 1000® Value Index (R1000V)2 and the Morningstar Large Value Funds Average (MLVFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of October 31, 2017
■	Total returns shown for Class A shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2017
(returns reflect all applicable sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares[4]	11.58%	13.60%	6.55%
Institutional Shares[4]	18.32%	15.14%	7.33%
Service Shares	18.06%	14.89%	7.16%
Class R6 Shares[5]	18.40%	14.97%	7.19%
R1000V	17.78%	13.48%	5.99%
MLVFA	19.35%	12.64%	5.76%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges for Class A Shares only, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The R1000V and the MLVFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.
2	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The R1000V is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The R1000V is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The R1000V is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's Class A Shares and Institutional Shares commenced operations on May 1, 2014 and January 29, 2010, respectively. For the period prior to the commencement of operations of the Class A Shares and Institutional Shares, the performance information shown is for the Fund's Service Shares. The performance of the Service Shares has been adjusted to reflect the expenses of the Fund's Class A Shares for each year for which the Fund's Class A Shares' expenses would have exceeded the actual expenses paid by the Fund's Service Shares. The performance of the Service Shares has not been adjusted to reflect the expenses applicable to Institutional Shares since Institutional Shares have a lower expense ratio than the expense ratio of the Service Shares. The performance of Service Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Service Shares that may have occurred during the period prior to the commencement of operations of Institutional Shares.
5	The Fund's Class R6 Shares commenced operations on June 29, 2016. For the period prior to the commencement of operations of the Class R6 Shares, the performance information shown is for the Service Shares adjusted to reflect the expenses of the Fund's Class R6 Shares for each year for which the fund's Class R6 Shares' expenses would have exceeded the actual expenses paid by the Fund's Service Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At October 31, 2017, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Financial Services	26.6%
Health Care	13.8%
Consumer Staples	10.0%
Public Utilities	9.7%
Energy	9.6%
IT Services	8.8%
Capital Goods	7.8%
Consumer Cyclicals	7.3%
Consumer Durables	1.9%
Basic Industries	1.6%
Transportation	0.9%
Cash Equivalents[2]	1.9%
Other Assets and Liabilities—Net[3]	0.1%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
October 31, 2017
Shares			Value in U.S. Dollars
		COMMON STOCKS—98.0%
		Basic Industries—1.6%
11,382		Ashland Global Holdings, Inc.	$773,748
95,386		Domtar, Corp.	4,513,665
56,981		Eastman Chemical Co.	5,174,445
17,856		Newmont Mining Corp.	645,673
		TOTAL	11,107,531
		Capital Goods—7.8%
52,381		AGCO Corp.	3,591,765
190,658		Danaher Corp.	17,592,014
72,123		Deere & Co.	9,583,704
119,292		General Cable Corp.	2,499,168
41,648		Kennametal, Inc.	1,817,935
75,415		Pitney Bowes, Inc.	1,036,202
47,190		Roper Technologies, Inc.	12,183,042
201,572	[1]	SPX Corp.	5,904,044
20,065	[1]	WESCO International, Inc.	1,267,105
		TOTAL	55,474,979
		Consumer Cyclicals—7.3%
70,676		Abercrombie & Fitch Co., Class A	949,179
58,582		Best Buy Co., Inc.	3,279,420
27,634		Big Lots, Inc.	1,417,901
62,639		Dillard's Inc., Class A	3,182,061
37,986		GameStop Corp., Class A	709,958
98,857		Kohl's Corp.	4,128,268
18,524		PVH Corp.	2,349,029
86,351		Ralph Lauren Corp.	7,722,370
190,900	[1]	T-Mobile US, Inc.	11,410,093
287,822		Target Corp.	16,993,011
		TOTAL	52,141,290
		Consumer Durables—1.9%
388,668		Ford Motor Co.	4,768,956
119,832		Goodyear Tire & Rubber Co.	3,665,661
62,996		Owens Corning, Inc.	5,209,139
		TOTAL	13,643,756
Annual Shareholder Report

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Consumer Staples—10.0%
86,909		Archer-Daniels-Midland Co.	$3,551,971
179,565		Campbell Soup Co.	8,505,994
64,764		CVS Health Corp.	4,438,277
24,161		Ingredion, Inc.	3,028,581
111,473		JM Smucker Co.	11,821,712
95,675		Newell Brands, Inc.	3,901,627
93,947	[1]	Pilgrim's Pride Corp.	2,985,636
42,296	[1]	Post Holdings, Inc.	3,507,607
210,823		Procter & Gamble Co.	18,202,458
9,973		Tyson Foods, Inc., Class A	727,131
164,223		Walgreens Boots Alliance, Inc.	10,883,058
		TOTAL	71,554,052
		Energy—9.6%
21,862		Baker Hughes a GE Co.	687,123
150,976		Chevron Corp.	17,496,609
169,826		ConocoPhillips	8,686,600
83,481	[1]	Diamond Offshore Drilling, Inc.	1,396,637
526,093		Ensco PLC, Class A	2,835,641
95,983		Exxon Mobil Corp.	8,000,183
43,543		Murphy Oil Corp.	1,164,775
18,447	[1]	Murphy USA, Inc.	1,371,719
108,462		Nabors Industries Ltd.	610,641
564,885	[1]	Noble Corp. PLC	2,349,921
110,898		Occidental Petroleum Corp.	7,160,684
25,674	[1]	Oil States International, Inc.	591,786
98,421	[1]	Rowan Companies PLC, Class A	1,410,373
57,978	[1]	Superior Energy Services, Inc.	511,366
185,934		Valero Energy Corp.	14,668,333
		TOTAL	68,942,391
		Financial Services—26.6%
79,600		Assured Guaranty Ltd.	2,953,160
477,765		Bank of America Corp.	13,085,983
132,468		Citigroup, Inc.	9,736,398
21,802		Citizens Financial Group, Inc.	828,694
131,211		Comerica, Inc.	10,309,248
70,306		Everest Re Group Ltd.	16,694,160
405,533		Fifth Third Bancorp	11,719,904
327,182		First Horizon National Corp.	6,141,206
Annual Shareholder Report

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Financial Services—continued
217,324		JPMorgan Chase & Co.	$21,864,968
130,651		KeyCorp	2,384,381
139,623		Navient Corp.	1,739,703
131,246		Northern Trust Corp.	12,274,126
130,488		PNC Financial Services Group, Inc.	17,849,453
75,664		Popular, Inc.	2,775,356
163,275		Prudential Financial, Inc.	18,035,356
98,814		State Street Corp.	9,090,888
315,370		SunTrust Banks, Inc.	18,988,428
102,330		The Travelers Cos., Inc.	13,553,608
		TOTAL	190,025,020
		Health Care—13.8%
14,908		Abbott Laboratories	808,461
27,023		Aetna, Inc.	4,594,721
16,355		Allergan PLC	2,898,597
278,249		Baxter International, Inc.	17,938,713
115,756		Bristol-Myers Squibb Co.	7,137,515
275,460	[1]	Community Health Systems, Inc.	1,625,214
136,589		Johnson & Johnson	19,041,872
282,324		Merck & Co., Inc.	15,553,229
531,715		Pfizer, Inc.	18,641,928
44,094		Teleflex, Inc.	10,449,396
		TOTAL	98,689,646
		IT Services—8.8%
20,812	[1]	Guidewire Software Inc.	1,664,544
822,665		HP, Inc.	17,728,431
404,212		Intel Corp.	18,387,604
294,688		Juniper Networks, Inc.	7,317,103
28,568	[1]	NCR Corp.	916,747
163,608		NetApp, Inc.	7,267,467
262,468		Vishay Intertechnology, Inc.	5,839,913
43,755		Western Digital Corp.	3,906,009
		TOTAL	63,027,818
		Public Utilities—9.7%
105,621		AES Corp.	1,122,751
42,641		Ameren Corp.	2,643,316
413,530		AT&T, Inc.	13,915,284
220,696		Entergy Corp.	19,037,237
Annual Shareholder Report

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Public Utilities—continued
294,519		Exelon Corp.	$11,842,609
550,675		NiSource, Inc.	14,521,300
26,716		Pinnacle West Capital Corp.	2,343,260
96,442		SCANA Corp.	4,160,508
		TOTAL	69,586,265
		Transportation—0.9%
39,913		Copa Holdings SA, Class A	4,916,882
60,046	[1]	JetBlue Airways Corp.	1,149,881
		TOTAL	6,066,763
		TOTAL COMMON STOCKS (IDENTIFIED COST $615,701,790)	700,259,511
		INVESTMENT COMPANY—1.9%
13,853,250	[2]	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 1.21%[3] (IDENTIFIED COST $13,854,080)	13,854,636
		TOTAL INVESTMENT IN SECURITIES—99.9% (IDENTIFIED COST $629,555,870)[4]	714,114,147
		OTHER ASSETS AND LIABILITIES - NET—0.1%[5]	389,511
		TOTAL NET ASSETS—100%	$714,503,658
1	Non-income-producing security.
2	Affiliated holding.
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the year ended October 31, 2017, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 10/31/2016	10,395,786
Purchases/Additions	127,880,222
Sales/Reductions	(124,422,758)
Balance of Shares Held 10/31/2017	13,853,250
Value	$13,854,636
Change in Unrealized Appreciation/Depreciation	$556
Net Realized Gain/(Loss)	$1,921
Dividend Income	$123,061
3	7-day net yield.
4	The cost of investments for federal tax purposes amount to $631,427,907.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of October 31, 2017, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,			Period Ended 10/31/2014[1]
	2017	2016	2015
Net Asset Value, Beginning of Period	$26.09	$27.84	$29.89	$28.47
Income From Investment Operations:
Net investment income	0.38[2]	0.42[2]	0.37	0.13
Net realized and unrealized gain (loss) on investments	4.22	0.16	(0.00)[3]	1.44
TOTAL FROM INVESTMENT OPERATIONS	4.60	0.58	0.37	1.57
Less Distributions:
Distributions from net investment income	(0.40)	(0.42)	(0.36)	(0.15)
Distributions from net realized gain on investments	(1.00)	(1.91)	(2.06)	—
TOTAL DISTRIBUTIONS	(1.40)	(2.33)	(2.42)	(0.15)
Net Asset Value, End of Period	$29.29	$26.09	$27.84	$29.89
Total Return[4]	18.08%	2.47%	1.12%	5.51%
Ratios to Average Net Assets:
Net expenses	0.99%	0.98%	0.99%	0.99%[5]
Net investment income	1.37%	1.65%	1.28%	1.04%[5]
Expense waiver/reimbursement[6]	0.21%	0.22%	0.24%	0.26%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$24,237	$14,389	$12,035	$3,518
Portfolio turnover	99%	88%	77%	34%[7]
1	Reflects operations for the period from May 1, 2014 (date of initial investment) to October 31, 2014.
2	Per share number has been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended October 31, 2014.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.10	$27.85	$29.90	$28.56	$22.30
Income From Investment Operations:
Net investment income	0.46[1]	0.48[1]	0.42	0.37	0.41[1]
Net realized and unrealized gain (loss) on investments	4.20	0.15	(0.00)[2]	4.54	7.58
TOTAL FROM INVESTMENT OPERATIONS	4.66	0.63	0.42	4.91	7.99
Less Distributions:
Distributions from net investment income	(0.46)	(0.47)	(0.41)	(0.34)	(0.41)
Distributions from net realized gain on investments	(1.00)	(1.91)	(2.06)	(3.23)	(1.32)
TOTAL DISTRIBUTIONS	(1.46)	(2.38)	(2.47)	(3.57)	(1.73)
Net Asset Value, End of Period	$29.30	$26.10	$27.85	$29.90	$28.56
Total Return[3]	18.32%	2.70%	1.32%	18.93%	38.21%
Ratios to Average Net Assets:
Net expenses	0.78%	0.76%	0.77%	0.77%	0.77%
Net investment income	1.64%	1.87%	1.50%	1.26%	1.62%
Expense waiver/reimbursement[4]	0.21%	0.22%	0.22%	0.23%	0.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$368,749	$241,699	$244,104	$165,122	$39,056
Portfolio turnover	99%	88%	77%	34%	77%
1	Per share number has been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.11	$27.85	$29.90	$28.56	$22.31
Income From Investment Operations:
Net investment income	0.40[1]	0.42[1]	0.37	0.30	0.35[1]
Net realized and unrealized gain (loss) on investments	4.20	0.17	(0.01)	4.55	7.57
TOTAL FROM INVESTMENT OPERATIONS	4.60	0.59	0.36	4.85	7.92
Less Distributions:
Distributions from net investment income	(0.40)	(0.42)	(0.35)	(0.28)	(0.35)
Distributions from net realized gain on investments	(1.00)	(1.91)	(2.06)	(3.23)	(1.32)
TOTAL DISTRIBUTIONS	(1.40)	(2.33)	(2.41)	(3.51)	(1.67)
Net Asset Value, End of Period	$29.31	$26.11	$27.85	$29.90	$28.56
Total Return[2]	18.06%	2.50%	1.10%	18.68%	37.85%
Ratios to Average Net Assets:
Net expenses	0.99%	0.98%	0.99%	0.99%	0.99%
Net investment income	1.42%	1.66%	1.28%	1.06%	1.39%
Expense waiver/reimbursement[3]	0.21%	0.24%	0.23%	0.23%	0.25%
Supplemental Data:
Net assets, end of period (000 omitted)	$270,371	$251,246	$277,253	$313,714	$228,665
Portfolio turnover	99%	88%	77%	34%	77%
1	Per share number has been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended 10/31/2017	Period Ended 10/31/2016[1]
Net Asset Value, Beginning of Period	$26.11	$24.51
Income From Investment Operations:
Net investment income[2]	0.47	0.08
Net realized and unrealized gain (loss) on investments	4.21	1.62
TOTAL FROM INVESTMENT OPERATIONS	4.68	1.70
Less Distributions:
Distributions from net investment income	(0.48)	(0.10)
Distributions from net realized gain on investments	(1.00)	—
TOTAL DISTRIBUTIONS	(1.48)	(0.10)
Net Asset Value, End of Period	$29.31	$26.11
Total Return[3]	18.40%	6.95%
Ratios to Average Net Assets:
Net expenses	0.71%	0.69%[4]
Net investment income	1.67%	0.85%[4]
Expense waiver/reimbursement[5]	0.19%	0.24%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$51,147	$28,838
Portfolio turnover	99%	88%[6]
1	Reflects operations for the period from June 29, 2016 (date of initial investment) to October 31, 2016.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value. Total returns for periods less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended October 31, 2016.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
October 31, 2017
Assets:
Total investment in securities, at value including $13,854,636 of investment in an affiliated holding (identified cost $629,555,870)		$714,114,147
Receivable for investments sold		5,190,924
Income receivable		833,996
Receivable for shares sold		376,225
TOTAL ASSETS		720,515,292
Liabilities:
Payable for investments purchased	$5,227,080
Payable for shares redeemed	458,307
Payable for other service fees (Notes 2 and 5)	65,402
Payable to adviser (Note 5)	18,623
Payable for administrative fee (Note 5)	1,568
Accrued expenses (Note 5)	240,654
TOTAL LIABILITIES		6,011,634
Net assets for 24,379,500 shares outstanding		$714,503,658
Net Assets Consists of:
Paid-in capital		$571,327,685
Net unrealized appreciation of investments		84,558,277
Accumulated net realized gain on investments		57,771,146
Undistributed net investment income		846,550
TOTAL NET ASSETS		$714,503,658
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($24,237,305 ÷ 827,366 shares outstanding), no par value, unlimited shares authorized	$29.29
Offering price per share (100/94.50 of $29.29)	$30.99
Redemption proceeds per share	$29.29
Institutional Shares:
Net asset value per share ($368,748,890 ÷ 12,584,000 shares outstanding), no par value, unlimited shares authorized	$29.30
Offering price per share	$29.30
Redemption proceeds per share	$29.30
Service Shares:
Net asset value per share ($270,370,504 ÷ 9,223,175 shares outstanding), no par value, unlimited shares authorized	$29.31
Offering price per share	$29.31
Redemption proceeds per share	$29.31
Class R6 Shares:
Net asset value per share ($51,146,959 ÷ 1,744,959 shares outstanding), no par value, unlimited shares authorized	$29.31
Offering price per share	$29.31
Redemption proceeds per share	$29.31
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended October 31, 2017
Investment Income:
Dividends (including $123,061 received from an affiliated holding, see footnotes to the Portfolio of Investments and net of foreign taxes withheld of $6,561			$16,668,137
Expenses:
Investment adviser fee (Note 5)		$5,051,746
Administrative fee (Note 5)		546,448
Custodian fees		31,616
Transfer agent fees (Note 2 and 5)		646,713
Directors'/Trustees' fees (Note 5)		13,473
Auditing fees		28,825
Legal fees		16,658
Other service fees (Notes 2 and 5)		696,231
Portfolio accounting fees		135,743
Share registration costs		85,097
Printing and postage		121,566
Miscellaneous (Note 5)		38,411
TOTAL EXPENSES		7,412,527
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(1,304,488)
Reimbursement of other operating expenses (Notes 2 and 5)	(116,338)
TOTAL WAIVER AND REIMBURSEMENTS		(1,420,826)
Net expenses			5,991,701
Net investment income			10,676,436
Realized and Unrealized Gain on Investments:
Net realized gain on investments (including realized gain of $1,921 on sales of investments in an affiliated holding)			59,229,425
Net change in unrealized appreciation of investments (including change in unrealized appreciation of $556 on investments in an affiliated holding)			35,753,539
Net realized and unrealized gain on investments			94,982,964
Change in net assets resulting from operations			$105,659,400
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended October 31	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$10,676,436	$9,609,090
Net realized gain on investments	59,229,425	20,653,036
Net change in unrealized appreciation/depreciation of investments	35,753,539	(15,838,738)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	105,659,400	(14,423,388)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(321,990)	(244,656)
Institutional Shares	(5,602,308)	(5,008,259)
Service Shares	(3,941,158)	(4,210,142)
Class R6 Shares	(706,805)	(114,949)
Distributions from net realized gain on investments
Class A Shares	(582,450)	(965,298)
Institutional Shares	(9,242,779)	(17,712,886)
Service Shares	(9,406,860)	(18,860,723)
Class R6 Shares	(1,137,901)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(30,942,251)	(47,116,913)
Share Transactions:
Proceeds from sale of shares	157,791,625	217,111,588
Proceeds from shares issued in connection with the tax-free transfer of assets from Hancock Horizon Value Fund	150,708,500	—
Net asset value of shares issued to shareholders in payment of distributions declared	27,915,991	43,546,190
Cost of shares redeemed	(232,801,748)	(225,183,992)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	103,614,368	35,473,786
Change in net assets	178,331,517	2,780,261
Net Assets:
Beginning of period	536,172,141	533,391,880
End of period (including undistributed net investment income of $846,550 and $743,502, respectively)	$714,503,658	$536,172,141
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
October 31, 2017
1. ORGANIZATION
Federated MDT Large Cap Value Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Institutional Shares, Service Shares, and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide growth of income and capital.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
On January 27, 2017, the Fund acquired all of the net assets of Hancock Horizon Value Fund (the “Acquired Fund”), an open-end investment company in a tax-free reorganization, in exchange for Institutional Shares and Service Shares of the Fund pursuant to a plan of reorganization approved by the Acquired Fund's Shareholders. In connection with the acquisition, the Acquired Fund's Institutional Class Shares were exchanged for Institutional Shares of the Fund and the Acquired Fund's Class A Shares and Class C Shares were exchanged for Service Shares of the Fund. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
For every Institutional Class Share of the Acquired Fund exchanged, a shareholder of the Acquired Fund received approximately 0.86 of Institutional Shares of the Fund. For every Class A Share and Class C Share of the Acquired Fund exchanged, a shareholder of the Acquired Fund received approximately 0.85 and 0.82, respectively, of Service Shares of the Fund.
The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Fund Net Assets Received	Unrealized Appreciation+	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
5,463,997	$150,708,500	$29,064,247	$587,440,550	$738,149,050
+	Unrealized Appreciation is included in the Acquired Fund Net Assets Received amount shown above.
Assuming the acquisition had been completed on November 1, 2016, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended October 31, 2017, are as follows:
Net investment income*	$5,466,507
Net realized and unrealized loss on investments	$(84,477,336)
Net decrease in assets resulting from operations	$(79,010,829)
*	Net investment income reflects $115,774 of pro forma eliminated expenses.
Annual Shareholder Report

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that has been included in the Fund's Statement of Operations and Statement of Changes in Net Assets as of October 31, 2017.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”) is deemed not representative of fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods
Annual Shareholder Report

(including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for
Annual Shareholder Report

monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Institutional Shares, Service Shares and Class R6 Shares may bear other service fees and transfer agent fees unique to those classes. The detail of the total fund expense waiver and reimbursement of $1,420,826 is disclosed in various locations in this Note 2 and Note 5.
For the year ended October 31, 2017, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$19,748	$(5,839)
Institutional Shares	364,765	(60,971)
Service Shares	254,626	(49,528)
Class R6 Shares	7,574	—
TOTAL	$646,713	$(116,338)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Service Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2017, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$56,004
Service Shares	640,227
TOTAL	$696,231
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2017		2016
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	751,444	$20,815,414	368,832	$9,309,626
Shares issued to shareholders in payment of distributions declared	32,336	884,542	46,543	1,177,151
Shares redeemed	(507,853)	(14,181,013)	(296,216)	(7,515,289)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	275,927	$7,518,943	119,159	$2,971,488

Year Ended October 31	2017		2016
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	3,191,189	$88,959,701	5,504,847	$139,418,086
Proceeds from shares issued in connection with the tax-free transfer of assets from Hancock Horizon Value Fund	4,314,945	119,006,167	—	—
Shares issued to shareholders in payment of distributions declared	476,994	13,045,273	832,575	21,066,508
Shares redeemed	(4,659,735)	(130,436,118)	(5,842,142)	(148,392,726)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	3,323,393	$90,575,023	495,280	$12,091,868

Year Ended October 31	2017		2016
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	951,043	$26,511,434	1,557,487	$39,193,321
Proceeds from shares issued in connection with the tax-free transfer of assets from Hancock Horizon Value Fund	1,149,052	31,702,333	—	—
Shares issued to shareholders in payment of distributions declared	444,585	12,141,476	836,858	21,187,582
Shares redeemed	(2,944,641)	(82,508,225)	(2,724,822)	(68,672,704)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(399,961)	$(12,152,982)	(330,477)	$(8,291,801)

Year Ended October 31	2017		2016[1]
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	773,976	$21,471,126	1,123,117	$29,190,555
Shares issued to shareholders in payment of distributions declared	67,304	1,844,700	4,426	114,949
Shares redeemed	(200,962)	(5,642,442)	(22,902)	(603,273)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	640,318	$17,673,384	1,104,641	$28,702,231
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	3,839,677	$103,614,368	1,388,603	$35,473,786
1	Reflects operations for the period from June 29, 2016 (date of initial investment) to October 31, 2016.
Annual Shareholder Report

4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for dividends received as return of capital.
For the year ended October 31, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,127)	$1,127
Net investment income (loss), net realized gains (losses), and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2017 and 2016, was as follows:
	2017	2016
Ordinary income[1]	$19,033,183	$19,542,508
Long-term capital gains	$11,909,068	$27,574,405
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income[2]	$22,747,933
Undistributed long-term capital gains	$37,741,800
Net unrealized appreciation	$82,686,240
2	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At October 31, 2017, the cost of investments for federal tax purposes was $631,427,907. The net unrealized appreciation of investments for federal tax purposes was $82,686,240. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $122,655,013 and net unrealized depreciation from investments for those securities having an excess of cost over value of $39,968,773.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.750% on the first $500 million in average daily net assets, 0.675% of the second $500 million in average daily net assets, 0.600% of the third $500 million in average daily net assets, 0.525% of the fourth $500 million in average daily net assets and 0.400% of average daily net assets in excess of $2 billion. Under the investment advisory contract, which is subject to annual review by the Fund's Trustees, the Adviser will waive or reimburse the Fund the amount, limited to the
Annual Shareholder Report

amount of the advisory fee, by which the Fund's aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its Shares under Federal and state laws, expenses of withholding taxes and extraordinary expenses, exceed 1.00% of its average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may also voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended October 31, 2017, the Adviser waived $1,290,908 of its fee and reimbursed $116,338 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2017, the Adviser reimbursed $13,580.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.05% of average daily net assets annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2017, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Annual Shareholder Report

Other Service Fees
For the year ended October 31, 2017, FSSC received $32,048 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges do not represent expenses of the Fund. They are deducted from the proceeds of sales of the Fund shares prior to investment. For the year ended October 31, 2017, FSC retained $7,160 in sales charges from the sale of Class A shares.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Institutional Shares, Service Shares and Class R6 Shares (after the voluntary waivers and reimbursements) will not exceed 0.98%, 0.76%, 0.98% and 0.69% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2017, were as follows:
Purchases	$673,658,141
Sales	$738,217,104
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also
Annual Shareholder Report

requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of October 31, 2017, the Fund had no outstanding loans. During the year ended October 31, 2017, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2017, there were no outstanding loans. During the year ended October 31, 2017, the program was not utilized.
9. Subsequent event
Effective December 8, 2017, the Fund became the predecessor fund to Federated MDT Large Cap Value Fund (a Delaware Business trust with the same name as the Fund) (“Successor Fund”), pursuant to a reorganization involving the Fund, the Successor Fund and the Federated Clover Value Fund. The Fund is both the tax and accounting survivor of the reorganization. The Successor Fund is managed by Federated MDTA LLC and has substantially identical investment objectives and strategies as the Fund.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended October 31, 2017, 79.83% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV. Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2017, 76.48% qualify for the dividend received deduction available to corporate shareholders.
For the year ended October 31, 2017, the amount of long-term capital gains designated by the Fund was $11,909,068.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FEDERATED MDT LARGE CAP VALUE FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated MDT Large Cap Value Fund (the “Fund”, formerly the Federated MDT Stock Trust), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated MDT Large Cap Value Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 22, 2017
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees; and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,060.40	$5.19
Institutional Shares	$1,000	$1,061.50	$4.05
Service Shares	$1,000	$1,060.30	$5.19
Class R6	$1,000	$1,062.30	$3.74
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.16	$5.09
Institutional Shares	$1,000	$1,021.27	$3.97
Service Shares	$1,000	$1,020.16	$5.09
Class R6 Shares	$1,000	$1,021.58	$3.67
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.00%
Institutional Shares	0.78%
Service Shares	1.00%
Class R6 Shares	0.72%
Annual Shareholder Report

In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
Annual Shareholder Report

Board of Trustees and Fund Officers
The Board of Trustees is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2016, the Fund comprised one portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 124 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.; and Director, Pennsylvania Bar Institute.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: January 1982	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Annual Shareholder Report

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2017
Federated MDT Large Cap Value Fund (the “Fund”)
(formerly, Federated MDT Stock Trust)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above.
Annual Shareholder Report

Consistent with the judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of Federated MDTA LLC (the “Adviser”) and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings, at which the Board's formal approval of the investment advisory contract occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for
Annual Shareholder Report

exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. In this regard, the Board had been previously advised that, while comparisons to fund peer groups are relevant in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the peer group of funds varied widely in their complexity, and the Board had been informed that the management of the Fund is among the more complex relative to its peers.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques
Annual Shareholder Report

made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group, and that the Senior Officer had specifically noted that the Fund's quantitative focus makes fee and expense comparisons particularly difficult as the peer group of funds varied widely in their complexity, and the management of the Fund is among the more complex relative to its peers.
Annual Shareholder Report

For the one-year, three-year and five-year periods covered by the Senior Officer's Evaluation, the Fund's performance was above the median of the relative peer group. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the five-year period, and underperformed its benchmark index for the one-year and three-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
Annual Shareholder Report

The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels. It should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
Annual Shareholder Report

The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT Large Cap Value Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313900508
CUSIP 313900409
CUSIP 313900102
CUSIP 313900607
29457 (12/17)
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $37,070

Fiscal year ended 2016 - $26,835

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $2,675

Fiscal year ended 2016 - $4,275

Fiscal year ended 2017- Audit consent fee for N-1A filing.

Fiscal year ended 2016- Audit consent fee for N-1A filing.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $5,105 and $0 respectively. Fiscal year ended 2017- Audit consents for N-14 merger documents.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2016 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2017 - $18,773

Fiscal year ended 2016 - $4,275

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In its required communications to the Audit Committee of the registrant’s Board, KPMG LLP (“KPMG”), the registrant’s independent public accountant, informed the Audit Committee that KPMG and/or covered person professionals within KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies audited by KPMG (collectively, the “KPMG Funds”).

KPMG informed the Audit Committee that KPMG believes that these lending relationships described above do not and will not impair KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that KPMG has been and is capable of objective and impartial judgment on all issues encompassed within KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to KPMG and the registrant. On September 22, 2017, the SEC issued another no-action letter to Fidelity Management & Research Company et al extending the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter (the “Letters”).

If it were to be determined that the relief available under the Letters was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the KPMG Funds.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated MDT Large Cap Value Fund

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date December 22, 2017

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 22, 2017